Taxation	6 Months Ended
Jun. 30, 2022
Income Tax Disclosure [Abstract]
Taxation

4. Taxation

We account for income taxes in interim periods pursuant to the provisions of ASC 740, Income Taxes. Under this method, our provision for or benefit from income taxes is computed at an estimated annual effective tax rate and the effects of any discrete income tax items are recognized in the periods in which they occur.

Our effective tax rate, for the three months ended June 30, 2022 and 2021 was 2.5% and 71.1%, respectively. Our effective tax rate, for the six months ended June 30, 2022 and 2021 was 3.2% and 25.0%, respectively. Effective April 1, 2023, the U.K. statutory tax rate is expected to increase from 19% to 25%.

The difference between our effective tax rate and the U.K. statutory rate of 19% for the three and six months ended June 30, 2022 was primarily the result of the non-deductible component of the goodwill impairment charge and changes to our valuation allowance related to our recoverability of deferred tax assets on restricted interest carryforwards. The difference between our effective rate and the U.K. statutory rate of 19% for the three and six months ended June 30, 2021 was primarily the result of non-deductible share based compensation, foreign income taxed at varying rates and items identified as discrete during the period.